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                                                                   Exhibit 10.11

                                BE INCORPORATED
                        SOFTWARE DISTRIBUTION AGREEMENT


This Software Distribution Agreement (the "Agreement") is made and entered into this 5 day of November, 1998 ("Effective Date"), by and between Be Incorporated,
     -        --------     -
a California corporation having its principal office at 800 El Camino Real, Suite 300, Menlo Park, California 94025 ("Be"), and Plat'Home Co Ltd, a Japanese corporation having its principal office at Narita Building, 2-3-6 Sotokanda, Chiyoda-ku, Tokyo, Japan 101 ("PLATHOME").

In consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

1.  Definitions. For purposes of this Agreement:

    1.1 BeOS. "BeOS" shall mean all or part of those computer programs owned by or licensed to Be and Licensed Components in machine executable object code form that make up the BeOS(TM) for Intel(R) X86 platform, Japanese version currently known as BeOS-J, Release 4.0 or R4-J in retail packaging.

    1.2 End User. "End User" means a licensee of the BeOS who acquires such for use rather than distribution or resale.

    1.3 End User Documentation. "End User Documentation" shall mean Be's standard user manuals and other written and graphic materials provided by Be for distribution to End Users with the explicit exclusion of the Be programming manual known as the BeBook.

    1.4 Licensed Components. "Licensed Components" shall mean certain components of the BeOS which have been licensed to Be, with the right to further sublicense such components.

2.  Rights and Restrictions.

    2.1 Appointment; License Grant. Be hereby appoints PLATHOME as a non-exclusive reseller of the BeOS in Japan during the term of this Agreement. [*] There are no implied licenses under this Agreement, and any rights not expressly granted to PLATHOME hereunder are reserved by Be.

          (a) BeOS. Subject to the terms of this Agreement, Be grants to PLATHOME a non-exclusive, nontransferable right, during and for the term of this Agreement, to market, sell and distribute (through its normal distribution channels) the BeOS in Japan only. PLATHOME shall cause each copy of the BeOS distributed to End Users by PLATHOME, or by any other third party which PLATHOME grants redistribution rights, to be

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.
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               subject to an End User License Agreement containing terms that are no less restrictive of Be's rights than the provisions contained in Be's standard software end user license attached hereto as Exhibit A; and any redistribution or resale rights in the BeOS granted by PLATHOME to any third party shall be subject to limitations and restrictions at least as great as those set forth herein.
               (b)  Trademarks.  Subject to the restrictions set forth in
               Section 8 and the terms of this Agreement and solely in connection with PLATHOME's distribution of the BeOS, Be grants to PLATHOME a limited right to use the trademarks, trade names and other marketing names used by Be in connection with the BeOS, a current list of which is set forth in Exhibit B (the "Trademarks and Trade Names").

          2.2  License Restrictions.

               (a) PLATHOME acknowledges and agrees that the BeOS contains Be's proprietary information and in order to protect such information, PLATHOME shall not, nor shall it allow a third party to, [*]
               (b) Except as explicitly set forth in this Agreement, PLATHOME shall not [*].
               (c) PLATHOME shall not [*] without Be's prior written consent. PLATHOME's rights granted under this Agreement do not include the right [*].

3.  Order, Delivery and Payment.

          3.1 Price. PLATHOME shall [*] for copies of the BeOS ordered under this Agreement. Subject to Section 3.2, Be may change the price by providing PLATHOME with thirty (30) days prior written notice.
          3.2 [*] If the [*] of the BeOS is [*] Be during the term of this Agreement, Be shall [*]. If the [*] of the BeOS is [*] Be shall [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

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     [*] as of the effective date of the [*].
3.3 Payment. PLATHOME shall pay to Be the amount due for copies of the BeOS purchased by PLATHOME hereunder [*] for such amount. All such payments shall be in U.S. Dollars. Any amount not paid when due will [*].
3.4 Terms. The terms and conditions of this Agreement shall apply to all orders by PLATHOME for the BeOS and supersede any different or additional terms on purchase orders from, or any general conditions maintained by PLATHOME. PLATHOME shall submit written orders, by mail, fax or other method, for the BeOS in accordance with the then-current order processing procedures established by Be. Be shall use reasonable efforts to make deliveries of orders so accepted by the requested delivery dates, but Be shall not be liable for any damages to PLATHOME or to any other person for Be's failure to fill any orders, or for any delay in delivery or error in filling any orders for any reason whatsoever.
3.5 Shipments. All shipments will be made [*] warehouse facility to the delivery address specified by [*]. Delivery will be deemed complete and risk of loss or damage to the BeOS will pass [*].
3.6 Acceptance. Each shipment shall be deemed accepted by PLATHOME upon delivery by Be.
3.7 Taxes and Duties. In addition to any other payments due under this Agreement, PLATHOME agrees to pay, indemnify and hold Be harmless from any sales, use, excise, import or export, value added or similar tax or duty, and any other tax or duty not based on Be's net income, including any penalties and interest, and all government permit, license, customs and similar fees, and any costs associated with the collection or withholding of any of the foregoing.

4. UPDATES. Be may from time to time, in its sole discretion, make updates and bug-fixes to the BeOS publicly available to End Users from Be's website. Be is under no obligation to provide PLATHOME with any new products or version of the BeOS.

5. Marketing Obligations. In accordance with the standards set forth in Section 8 PLATHOME shall [*].

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

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6. Warranty.

     [*] Be [*] that, [*], including [*]; (ii) it has not [*] under this agreement; (iii) it will [*] the BeOS, the result of which would [*] the BeOS [*] under the terms of this Agreement; and (iv) [*] Be [*] PLATHOME any [*] business from PLATHOME [*].
     [*] Be DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.
     6.3 Support. [*] PLATHOME shall make no warranties to End Users on behalf of Be and agrees to indemnify and hold Be harmless from any third party claims based on warranties given in violation of this Agreement.

7. Limitation of Liability.

     [*] SHALL BE LIABLE TO [*] UNDER THIS AGREEMENT, OR ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE LICENSES GRANTED HEREUNDER, FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS OR DATA, OR INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES OF THE OTHER PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [*] HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8. Trademarks, Markings.

     8.1 Trademarks and Trade Names. During the term of this Agreement, in connection with PLATHOME's advertising, promotion and marketing of the BeOS and in related product brochures and other materials, PLATHOME will use the Trademarks. Be may from time to time attach other or additional Trademarks or names to the BeOS. Be grants no other rights than expressly granted

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.


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     hereunder, and PLATHOME acknowledges Be's exclusive ownership of such marks and names worldwide. PLATHOME agrees not to take any action inconsistent with such ownership and further agrees to take, at Be's expense, any action, including without limitation, the conduct of legal proceedings, which Be deems necessary to establish and preserve Be's exclusive rights in and to its Trademarks and trade names.
     8.2 Markings. Any reproduction of Be's Trademarks, logos, symbols and other identifying marks shall be true reproductions. PLATHOME will not remove or make or permit alterations to any labels or other identifying markings placed by Be on the BeOS, or its packaging or Documentation.
     8.3 Use of Be's Marks and Names. PLATHOME [*] Be's Trademarks in PLATHOME's [*] subject to Be's prior written approval, which approval shall not be unreasonably withheld or delayed.
     8.4 Use of PLATHOME's Names. Be [*] PLATHOME's name in Be [*], subject to PLATHOME's prior written approval, which approval shall not unreasonably withheld or delayed.

9.   Confidentiality; Proprietary Rights.
     [*] shall be held in confidence by the parties and shall not be disclosed by either party to any outside party without the prior written consent of the other party; [*] In such case, [*] shall only occur when [*] has [*] that is [*].
     9.2 Confidential Information. The term "Confidential Information" means any technical or non-technical information relating to Be, the BeOS, Documentation and PLATHOME proprietary information, such as product plans, costs, prices, names, finances, marketing plans, business opportunities, personnel and the like, which is disclosed by one party ("Disclosing Party") to the other party ("Receiving Party") [*].
     9.3 No Use of Confidential Information for Own Purpose. During this Agreement, and for [*] after the termination of this Agreement, Receiving Party agrees to keep Confidential Information of Disclosing
     Party in confidence, and shall neither disclose it to any third party nor use the same for any purposes other than those contained in this Agreement. [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with repsect to the omitted portions.

     [*] Nothwithstanding the foregoing, Receiving Party shall have no confidentiality obligation and no use restriction with respect to any information that it can sufficiently document that:
          (a) the Disclosing Party approved, by prior written consent, Receiving Party to release or disclose to any third parties;
          (b) the Receiving Party already knew, without obligation to keep it confidential, when received from Disclosing Party;
          (c) the Receiving Party received in good faith from a third party lawfully in possession thereof and having no similar obligation to keep such information confidential;
          (d) was or becomes publicly known to Receiving Party at or after the Receiving Party received it from Disclosing Party through no fault of Receiving Party;
          (e) the Disclosing Party furnished to a third party without a similar restriction;
          (f) the Receiving Party independently developed without using the Disclosing Party's Confidential Information; or
          (g) is disclosed pursuant to the requirement of a governmental agency or disclosure is required by operation of law, provided Disclosing Party shall be given written notice prior to any such disclosure and an opportunity to challenge such requirement or seek an appropriate protective order.
     9.4 PLATHOME's Ownership. All PLATHOME Confidential Information furnished to Be pursuant to this Agreement shall remain the property of PLATHOME. All trademarks, trade names, and other proprietary material furnished by PLATHOME to Be shall remain the property of PLATHOME. [*].
     9.5 Be's Ownership. All Be Confidential Information furnished to PLATHOME pursuant to this Agreement shall remain the property of Be. All trademarks, trade names, and other proprietary material furnished by Be to PLATHOME shall remain the property of Be. [*].

10        Infringement Indemnity.

     10.1 Be's Indemnity.
          (a)  Be shall, at its own expense, defend and hold harmless
          PLATHOME against any third party claim, action, suit or proceeding, that the [*] or the [*]. Be shall indemnify PLATHOME for all losses, damages and all

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with repsect to the omitted portions.
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                reasonable expenses and costs incurred by PLATHOME as a result of a final judgement entered against PLATHOME in any such claim, action, suit or proceeding; provided that PLATHOME gives Be prompt written notice of any such claim, grants Be control of the defense and any settlement thereof, and reasonably cooperates with Be at Be's expense.
                (b) If the BeOS, in whole or in part, are or in Be's opinion may become,[*] of, or if it is judicially determined that the BeOS, in whole or in part, infringe any third party's U.S. copyright or patent right, or if the BeOS' use is enjoined, then Be may, at its option and expense: (1) procure for PLATHOME the right to continue the BeOS' sale and use; (2) replace or modify the BeOS so as not to infringe such third party's copyright or patent right while conforming, as closely as possible, to the End User Documentation, or (3) terminate this Agreement as to the BeOS. The foregoing remedial actions shall[*] and[*].

        10.2 Limitation of Liability; Exclusive Remedy. (a) Be will have no liability under Section 10.1 for any infringement claim based upon: (i) the[*]not listed in this Agreement;(ii) componets or software which were not manufactured by Be; and (iii) any[*].
                (b) SECTIONS 10.1 AND 10.2 STATE Be'S ENTIRE OBLIGATION AND LIABILITY WITH RESPECT TO ANY CLAIMS OF PATENT, COPYRIGHT OR OTHER PROPRIETARY RIGHT INFRINGEMENT.

11. PLATHOME's Indmenity. PLATHOME shall, at its own expense, defend and hold harmless Be against any third party claim, action, suit or proceeding: (a)[*] any PLATHOME Product[*] or the[*] or (b) resulting from PLATHOME's[*]. PLATHOME shall indemnify Be for all losses, damages and all reasonable expenses and costs incurred by Be as a result of a final judgment entered against Be in any such claim, action, suit or proceeding; provided that Be gives PLATHOME prompt written notice of any such claim, grants PLATHOME control of the defense and any settlement thereof, and reasonably cooperates with PLATHOME at PLATHOME's expense.

12.     Term and Termination.
        12.1 Term. The term of this Agreement shall begin on the Effective Date and expire on December 31, 1999 (the "initial Term"), but this Agreement may be extended by mutual written consent of the parties. Nothing in this Agreement will be construed as requiring either party to renew or extend this Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

     Notwithstanding the foregoing, this Agreement may be terminated pursuant to
     Section 12.2 below.

     12.2 Termination. In the event of a default by PLATHOME of any of its obligations hereunder, Be may immediately terminate this Agreement by providing notice to PLATHOME.[*] Each party understands that the rights of termination or expiration hereunder are absolute. Neither party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other arising from or incident to any termination of this Agreement by such party or any expiration hereof which complies with the terms of this Agreement whether or not such party is aware of any such damage, loss or expenses. In particular, without in any way limiting the foregoing, neither party shall be entitled to any damages on account of prospective profits or anticipated sales. PLATHOME agrees to waive the benefit of any law or regulation providing compensation to PLATHOME arising from the termination or failure to renew this Agreement and PLATHOME hereby represents and warrants that such waiver is irrevocable and enforceable by Be.

     12.3 Effect of Termination. Upon termination or expiration of this
     Agreement:
           (a) All licenses and rights granted to PLATHOME under this Agreement shall terminate;
           (b) Each Party shall promptly return to the other all marketing and selling materials, all manuals, all technical data and all other documents and copies thereof previously supplied by such other party, except such documents as are necessary for returning party to provide support to its End Users;
           (c) PLATHOME shall cease using Be's name, trademarks and trade names and refrain thereafter from representing itself as an OEM of Be;
           (d) Termination by either party under this Agreement shall not affect the sublicenses previously granted by PLATHOME to End Users; and
           (e) Any other rights of either party which may have accrued up to the date of such termination or expiration shall not be affected.

13.  General Terms.
     13.1 Assignment. Neither party shall have the right to assign its rights and obligations pursuant to this Agreement, in whole or in part, without the other party's prior written consent, such consent not be unreasonably withheld. Each party must notify the other if such party intends to effect a Change of Control, and any attempted assignment or delegation in violation of this Section 13.1 shall be void and of no effect.
     13.2 Right to Enter Agreement. Each party has full power and authority to enter into and perform this Agreement, and the person signing this Agreement on behalf of each has been properly authorized and empowered to enter into this

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

     Agreement. Each party further acknowledges that it has read this Agreement, understands it, and agrees to be bound by it.
     13.3 Notices. All notices, request, consents and other communications required or permitted under this Agreement shall be in writing and shall be deemed effective when mailed by registered or certified mail, postage prepaid, or transmitted by facsimile to PLATHOME and Be at their respective addresses and representatives as set forth on the signature page below. Either party may change its address by written notice to the other.
     13.4 Severability and Headings. If any of the provisions, or portions thereof, of this Agreement is held by a court of competent jurisdiction to be invalid under any applicable statute or rule of law, the parties agree that such invalidity shall not affect the validity of the remaining portions of this Agreement and further agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision. Headings used in this Agreement are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section, or in any way affect this Agreement.
     13.5 Non-Waiver. No term or provisions hereof shall be deemed waived and no breach excused, unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.
     13.6 Force Majeure. If the performance of this Agreement, or any obligation hereunder, except the making of payments hereunder, is prevented, restricted or interfered with by reason of fire, flood, earthquake, acts of God, explosion or other casualty of war, labor dispute, inability to procure or obtain delivery of parts, supplies, or power, violence, any law, order, regulation, ordinance, demand or requirement of any governmental agency, or any other act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, will be excused from such performance to the extent of such prevention, restriction or interference.
     13.7 Independent Contractor. The parties' relationship shall be solely that of independent contractor and nothing contained in this Agreement shall be construed to make either party an agent, partner, co-venturer, representative or principal of the other for any purpose, and neither party shall have any right whatsoever to incur any liability or obligation on behalf of or binding upon the other party.
     13.8  Survival.  Sections 1, 2.2, 6.1, 6.2, 7, 9, 12.2 and 13 of this
     Agreement shall survive the termination of this Agreement.
     13.9 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California, excluding its conflicts of law principles. Any suit hereunder shall be brought in the federal or state courts in Santa Clara County, California and PLATHOME submits to the jurisdiction thereof. The parties exclude the application of the 1980 United Nations Convention on Contracts for the International Sale of Goods if applicable.
     13.10 Entire Agreement; Amendment. This Agreement, including each of the exhibits attached hereto, which are hereby incorporated into and made a part of this Agreement, constitute the final, complete and exclusive entire agreement between the parties with respect to the subject matter hereof and supersedes any previous proposals, negotiations, agreements arrangements, or warranties, whether verbal or written, made between the parties with respect to such subject matter. It is expressly understood and agreed that sales conditions of the BeOS as contained in orders or any other form or request submitted by PLATHOME to Be shall be subject to the provisions of this Agreement, and in no event shall the terms and conditions set forth in such order or other business form, whether it is Be's standard or not, be applicable to the transactions between the parties under this Agreement. This Agreement shall control over any additional or conflicting term in any of PLATHOME's purchase orders or other business forms. This Agreement may only be amended or modified by mutual agreement of authorized representatives of the parties in writing.
     13.11 Attorney's Fees. If any legal action is brought to construe or enforce any provision of this Agreement, the prevailing party shall be entitled to receive its attorneys' fees and court costs in addition to any other relief it may receive.
     In Witness Whereof, the parties have caused this Software Distribution Agreement to be executed as of the date first written above.

Be                                          PLATHOME

800 El Camino Real, Suite 400               Narita Building, 2-3-6 Sotokanda
Menlo Park, CA 94025                        Chiyoda-ku Tokyo, Japan 101

By: /s/ Jim Cook                            By: /s/ Tomoyasn Suzuki
   -------------------------------             ---------------------------------
Name: Jim Cook                              Name: Tomoyasn Suzuki
     -----------------------------               -------------------------------
Title: VP Sales                             Title: Executive Vice President
      ----------------------------                ------------------------------
Date:  5 Nov 98                             Date:  9 Nov 98
     -----------------------------               -------------------------------
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                                   EXHIBIT A

BE INCORPORATED - SHRINKWRAP LICENSE AGREEMENT

NOTICE:  READ THIS BEFORE INSTALLING THE BEOS.

BY INSTALLING THE BEOS YOU AGREE THAT YOU HAVE READ THIS LICENSE, THAT YOU ARE BOUND BY ITS TERMS AND THAT IT IS THE ONLY AGREEMENT BETWEEN US REGARDING THE PROGRAM AND DOCUMENTATION.

INSTALLING THE BEOS INDICATES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS. READ ALL OF THE TERMS AND CONDITIONS OF THIS LICENSE AGREEMENT PRIOR TO INSTALLING. IF YOU DO NOT ACCEPT THESE TERMS, YOU MUST RETURN THE BEOS AND ANY UNOPENED PACKAGE (PACKET AND ALL OTHER MATERIALS) WITHIN 5 DAYS OF OBTAINING THE BEOS, WITH YOUR RECEIPT, AND YOUR MONEY WILL BE RETURNED.

PLEASE NOTE THAT YOU MAY NOT USE, COPY, MODIFY OR TRANSFER THE PROGRAM OR DOCUMENTATION OR ANY COPY, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT.

LICENSE. This software program and documentation are licensed, not sold, to you. You have a non-exclusive and nontransferable right to use the enclosed program and documentation. This program can only be used on a single computer located in the United States and its territories or any other country to which this software is legally exported. You may physically transfer the program from one computer to another provided that the program is used on only one computer at a time. This software is considered to be in use on a computer when it is loaded into the temporary memory (i.e. RAM) or installed into the permanent memory (e.g. hard drive) of that computer, except that a copy installed on a network server for the sole purpose of distribution to other computers is not "in use." You may merge it into another program for your use on a single machine. You agree that the program and documentation belong to Be Incorporated and its licensors. You agree to use your best efforts to prevent and protect the contents of the program and documentation from unauthorized disclosure or use. Be Incorporated and its licensors reserve all rights not expressly granted to you.

LIMITATIONS ON USE. You may not rent, lease, sell or otherwise transfer or distribute copies of the program or documentation to others. You may not modify or translate the program or the documentation without the prior written consent of Be Incorporated. You may not reverse assemble, reverse compile or otherwise attempt to create the source code from the program. Licensee shall not use Be Incorporated's name or refer to Be Incorporated directly or indirectly in any papers, articles, advertisements, sales presentations, news releases or releases to any third party without the prior written approval of Be Incorporated for each such use. Licensce shall not release the results of any performance or functional evaluation of any program to any third party without prior written approval of Be Incorporated for each such release.

BACKUP AND TRANSFER. You may make one copy of the program for backup purposes if Be Incorporated's copyright notice is included. You may not sublicense the program, or assign, delegate or otherwise transfer this license or any of the related rights or obligations for any reason. Any attempt to make any such sublicense, assignment, delegation or other transfer by you shall be void.

COPYRIGHT. The program and related documentation are copyrighted. You may not copy any documentation. You may not copy the program (or this license) except to provide a backup copy and to load the program into the computer as part of executing the program. Any and all other copies of the program made by you are in violation of this license.

OWNERSHIP. You agree that you neither own nor hereby acquire any claim or right of ownership to the program and documentation or to any related patents, copyrights, trademarks or other intellectual property. You own only the magnetic or other physical media on which the program and related documentation are recorded or fixed. Be Incorporated and its licensors retain all right, title and interest in and to the documentation and all copies and the program recorded on the original media and all subsequent copies of the program at all times, regardless of the form or media in or on which the original or other copies may subsequently exist. This license is not a sale of the original or any subsequent copy.

TERM AND TERMINATION.   This license is effective until terminated. You may
terminate this license at any time by destroying the program and documentation and the permitted backup copy. This license automatically terminates if you fail to comply with its terms and conditions. You agree that, upon such termination, you will destroy (or permanently erase) all copies of the program and documentation. You also agree that, upon termination, you will return the original program and documentation to Be Incorporated, together with any other material you have received from Be Incorporated in connection with the program.

LIMITED WARRANTY.   Be Incorporated warrants the medial on which the program is furnished to be free from defects in materials and workmanship under normal use for 30 days from the date that you obtain the program. EXCEPT FOR THIS LIMITED WARRANTY, BE INCORPORATED AND ITS LICENSORS PROVIDE THE PROGRAM AND THE DOCUMENTATION "AS IS" WITHOUT WARRANTY OF ANY KIND EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

Some states do not allow the exclusion of implied warranties, so the above exclusion may not apply to you. This warranty gives you specific legal rights and you may also have other rights which vary from state to state.

The BeOS may have been delivered to you bundled with third party software applications not owned by Be Incorporated. SUCH THIRD PARTY SOFTWARE IS
PROVIDED TO YOU "AS IS" AND WITHOUT WARRANTY OF ANY KIND BY BE INCORPORATED EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Your rights and warranties, if any, regarding such third party software are governed by such third party's own end user license agreement and not by Be Incorporated.

LIMITATION OF REMEDIES. Be Incorporated and its licensor's entire liability and your exclusive remedy in connection with the program and the documentation shall be that you are entitled to return the defective media containing the program together with the documentation to the merchant. At the option of the merchant, you may receive replacement media containing the program and documentation that conforms with the limited warranty or a refund of the amount paid by you. IN NO EVENT WILL BE INCORPORATED OR ITS LICENSORS BE LIABLE FOR ANY INDIRECT DAMAGES OR OTHER RELIEF ARISING OUT OF YOUR USE OR INABILITY TO USE THE PROGRAM OR ANY THIRD PARTY APPLICATIONS INCLUDING, BY WAY OF ILLUSTRATION AND NOT LIMITATION, LOST PROFITS, LOST BUSINESS OR LOST OPPORTUNITY, OR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF SUCH USE OR INABILITY TO USE THE PROGRAM OR ANY THIRD PARTY APPLICATIONS, EVEN IF BE INCORPORATED, ITS LICENSORS OR AN AUTHORIZED BE INCORPORATED DEALER, DISTRIBUTOR OR SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY.

Some states do not allow the exclusion or limitation of incidental or consequential damages so the above limitation or exclusion may not apply to you.

This license will be governed by the laws of the State of California as applied to transactions taking place wholly within California residents.

U.S. GOVERNMENT RIGHTS LEGEND. The program is a "commercial item," as that term is defined at 48 C.F.R. 2.101 (OCT 1995), consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (SEPT 1995) and is provided to the U.S. Government only as a commercial end item. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (JUNE 1995), all U.S. Government End Users acquire the program with only those rights set forth herein.

                                   Exhibit B
                          Trademarks and Trade names


Be Trademarks and Trade Names:
Be Incorporated(R) (as registered in Japan)
BeOS(TM)
BeWare(TM)
GeekPort(TM)
BeDepot.com(TM)

The Be stylized logo
The BeOS stylized logo

                                   Exhibit C

[*]

[*] Certain information on this page has been omitted and filed separetely with the Commission. Confidential Treatment has been requested with respect to the omitted portions.